UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 10, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common units	NEP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 11, 2019, an indirect subsidiary of NextEra Energy Partners, LP (NEP) completed the acquisition (the acquisition) of membership interests in three wind and three solar generation facilities with a combined net generating capacity of approximately 611 megawatts (MW) under the purchase and sale agreement filed as Exhibits 2.1 and 2.2 to NEP's Current Report on Form 8-K filed with the SEC on March 7, 2019 (the Purchase Agreement 8-K). The purchase price included cash consideration of approximately $1,020 million, plus working capital of approximately $12 million (subject to post-closing working capital and other adjustments).

Also on June 11, 2019, NextEra Energy US Partners Holdings, LLC drew approximately $150 million under an existing revolving credit facility, $140 million of which was used to fund the cash purchase price of the acquisition along with the net proceeds from the Class B investment described below.

Additionally, on June 11, 2019, NEP issued and sold 100% of the non-controlling Class B membership interest in NEP Renewables II, LLC (NEP Renewables II) for approximately $900 million (the Class B investment) under the membership interest purchase agreement dated as of March 4, 2019 (membership purchase agreement), filed as Exhibit 2.3 to the Purchase Agreement 8-K, between NEP, NEP Renewables Holdings II, LLC (NEP Renewables Holdings II) and NEP Renewables II with Nitrogen TL Borrower LLC, which is owned by funds managed by Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, KKR). NEP Renewables II indirectly owns membership interests in seven wind and three solar generation facilities with a combined net generating capacity of approximately 1,192 MW, including the membership interests from the acquisition. NEP Renewables Holdings II retained 100% of the Class A membership interest in NEP Renewables II and NEP will consolidate NEP Renewables II.

In connection with the Class B investment, the limited liability company agreement for NEP Renewables II was amended and restated (as so amended and restated, the LLC agreement). Under the LLC agreement, NEP, through its indirect ownership of NEP Renewables Holdings II, will receive approximately 95% of NEP Renewables II’s cash distributions for the first six years after closing, and KKR will receive 5%. From the third and one-half to the sixth anniversary of the closing, NEP has the option (the buyout right), subject to certain limitations and extensions, to periodically purchase KKR’s Class B membership interest in NEP Renewables II at a buyout price that implies a fixed pre-tax annual return of approximately 8.3% to KKR (inclusive of all prior distributions). If exercised, NEP has the right to pay at least 70% of the buyout price in NEP non-voting common units, issued at the then-current market price of NEP common units, with the balance paid in cash, subject to limitations as described in the LLC agreement. After June 11, 2025, if NEP has not exercised its entire buyout right, or after December 11, 2023 if certain minimum buyouts have not occurred, KKR’s allocation of distributable cash flow from the portfolio for the portion of the Class B membership interest that KKR still owns would increase to 99%. Under a registration rights agreement entered into on June 11, 2019, KKR has certain rights, beginning January 1, 2025, to require NEP, under certain circumstances, to initiate underwritten offerings for the units that may be issuable if NEP exercises the buyout right.
On June 10, 2019, the partnership agreement of NEP was amended and restated (as so amended and restated, the NEP Partnership Agreement) to establish certain terms of the NEP non-voting common units related to the Class B investment. Following any exercise of the buyout right, the NEP non-voting common units will have, among other terms, the right to receive pro rata quarterly cash distributions and the right to convert, subject to certain limitations, the NEP non-voting common units into NEP common units on a one-for-one basis.
Set forth below are responses to the applicable Items of Form 8-K that are implicated by the transactions described above.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 and qualified in its entirety by the text of the relevant agreements, which are included as Exhibits 3.1 and 10.1 hereto and incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS
Item 3.02 Unregistered Sales of Equity Securities
The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The non-controlling Class B membership interest in NEP Renewables II was sold to KKR in reliance upon an exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act of 1933, as amended.
Item 3.03 Material Modification to Rights of Security Holders

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 and qualified in its entirety by the text of the relevant agreements, which are included as Exhibits 3.1 and 10.1 hereto and incorporated by reference herein.
The general effect of the issuance of the non-controlling Class B membership interest in NEP Renewables II upon the rights of the holders of the common units of NEP is described in the Explanatory Note and Item 5.03 hereof, which descriptions are incorporated by reference herein.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
The Explanatory Note is incorporated by reference herein and qualified in its entirety by the text of the NEP Partnership Agreement, which is included as Exhibit 3.1 hereto and incorporated by reference herein.
On June 10, 2019, the NEP Partnership Agreement established the rights, preferences, privileges and other terms relating to the non-voting common units associated with the Class B investment (see primarily Section 5.9 of the NEP Partnership Agreement).

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Fourth Amended and Restated Agreement of Limited Partnership of NextEra Energy Partners, LP, dated as of June 10, 2019
10.1	Amended and Restated Limited Liability Company Agreement of NEP Renewables II, LLC, dated as of June 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 13, 2019

NextEra Energy Partners, LP
(Registrant)

JAMES M. MAY
James M. May Controller and Chief Accounting Officer